Exhibit 10.16

STANDARD FORM INDUSTRIAL NET LEASE

(Single Tenant)

Summary of Basic Lease Terms

A. Parties:

This Lease (“Lease”), effective October 9, 2020 (“Effective Date”), is made by and between WESTCORE CG COMMERCE, LLC, a Delaware limited liability company (“Landlord”), and CUE HEALTH INC., a Delaware corporation (“Tenant”), (collectively the “Parties,” or individually a “Party”).

B. Premises:

That certain real property, including all improvements therein, including that certain building consisting of approximately one hundred ninety seven thousand one hundred four (197,104) rentable square feet (the “Building”), commonly known by the street address of 2620 Commerce Way, Vista, California, as outlined on Exhibit A-1 attached hereto, and legally described on Exhibit A-2 attached hereto (“Premises”).

C. Parking:	Tenant shall be entitled to the use, at no additional charge, of all vehicle parking spaces located within the Premises (“Parking Spaces”). (Also see Paragraph 1.6.)

D. Term:

The term of this Lease shall be for a period of sixty-four (64) full calendar months (“Original Term”) commencing on April 1, 2021 (“Commencement Date”). The term “Expiration Date” shall mean July 31, 2026. For purposes of this Lease, the “Term” of this Lease shall refer to the Original Term, as it may be extended or renewed by any properly exercised options granted hereunder. (Also see Paragraph 2.)

E. Early Possession:

Tenant shall have the right to occupy the Premises for the purpose of installing the Leasehold Improvements (as defined below) in the Premises in accordance with the Leasehold Improvement Exhibit attached as Exhibit B to this Lease, installing all furniture, fixtures and equipment and opening for and operating its business in the Premises from and after the date of the mutual execution and delivery of this Lease by the Parties and Tenant’s delivery to Landlord of advance rent required under Paragraph G below, the Security Deposit required under Paragraph H below and the insurance certificates required under Paragraph 7 below (the “Early Possession Date”). Tenant acknowledges that the Parking Spaces are subject to the rights of Tesla, Inc. (“Tesla”) to use 150 parking spaces under that certain Parking License by and between Landlord and Tesla (the “Tesla Parking License”), which Tesla Parking License has been terminated by Landlord effective no later than November 12, 2020. (Also see Paragraphs 2.2 and 2.3.)

F. Base Rent:	Payable monthly, on the first day of each month during the Term, in the amount described below (“Base Rent”), and commencing on the Commencement Date. (Also see Paragraph 3.)

Period	Monthly Installment of Base Rent
April 1, 2021 – March 31, 2022*	$169,509.44
April 1, 2022 – March 31, 2023	$174,594.72
April 1, 2023 – March 31, 2024	$179,832.57
April 1, 2024 – March 31, 2025	$185,227.54
April 1, 2025 – March 31, 2026	$190,784.37
April 1, 2026 – July 31, 2026	$196,507.90

*Subject to abatement of monthly Base Rent for the four (4) month period commencing on April 1, 2021 and ending on July 31, 2021 as provided in Paragraph 3.1 of this Lease.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

G. Advance Rent:

Concurrently with Tenant’s execution and delivery of this Lease, Tenant shall pay to Landlord the amount of One Hundred Sixty Nine Thousand Five Hundred Nine and 44/100 Dollars ($169,509.44) representing Tenant’s first installment of Base Rent due for the Original Term.

H. Security Deposit:	One Hundred Sixty Nine Thousand Five Hundred Nine and 44/100 Dollars ($169,509.44) (“Security Deposit”). (Also see Paragraph 4.)

I. Permitted Use:

Tenant shall use and occupy the Premises solely for the purpose of general office, research and development, manufacturing and distribution uses and any ancillary uses, as may be permitted under existing laws governing the Premises and for no other use or purpose (“Permitted Use”). (Also see Paragraph 5.)

J. Brokers:	The following real estate broker(s) (collectively, the “Brokers”) and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

☑           CBRE represents Landlord exclusively (“Landlord’s Broker”);

☑           Hughes Marino represents Tenant exclusively (“Tenant’s Broker”); or

☐           Neither Party is represented by a Broker. (Also see Paragraph 14.)

Following the execution of this Lease by both Parties, Landlord shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Landlord and said Broker(s).

K. Guarantor(s):	None.

L. Tenant Insurance Coverage Minimums:

(a)          Liability:  $2,000,000 per occurrence/$2,000,000 general aggregate

(b)         Property: Full Replacement Cost

(c)          Umbrella: $5,000,000.00

(d)         Business Interruption: 12 months

(e)          Automobile Liability: $1,000,000.00

(f)          Workers’ Compensation: As required by law

(g)          Employer’s Liability: $1,000,000.00

M. Exhibits.	Attached hereto are Exhibits A through J, all of which constitute a part of this Lease.

This Summary of Basic Lease Terms (the “Summary”) is intended to supplement and/or summarize the provisions set forth in the balance of this Lease. If there is any conflict between any provisions contained in this Summary and the balance of this Lease, the Summary shall control. The Summary and the balance of this Lease are, and shall be construed as, a single instrument.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

1.            Premises and Parking

1.1          Letting. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, for the Term, at the Rent (defined below), and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating Base Rent is an approximation which Landlord and Tenant agree is reasonable and the Base Rent based thereon is not subject to revision whether the actual square footage is more or less. For purposes of this Lease, Landlord and Tenant agree that the square footage of the Premises shall be deemed to be as set forth in Paragraph B of the Summary.

1.2          Condition. Tenant agrees (i) to accept the Premises on the date possession is delivered to Tenant by Landlord, and by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as then being suitable for Tenant’s intended use and in good operating order, condition and repair in its then existing "AS-IS" condition, except as otherwise set forth in this Paragraph 1 and Exhibit B hereto, and (ii) that neither Landlord nor any of Landlord’s agents, representatives or employees (collectively, the “Landlord Representatives”) has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant’s business or for any other purpose. The Leasehold Improvements (defined in Exhibit B) shall be installed in accordance with the terms and provisions of Exhibit B. Notwithstanding anything to the contrary in this Lease, Landlord shall, at its sole cost (and any expenses incurred by Landlord to comply with the provisions of this sentence shall not be included in Operating Expenses that may be charged to Tenant in any manner under this Lease), deliver the Premises to Tenant clean and free of debris on the date Landlord tenders possession of the Premises to Tenant (the “Delivery Date”), with the roof, all existing air conditioning and heating systems, electrical, lighting, fire sprinkler, plumbing and other systems, exterior doors and loading doors in the Premises (collectively, the “Building Systems”), in good operating condition on the Delivery Date and Landlord warrants that the Building Systems shall continue to operate in good working order for the period ending on the date one hundred eighty (180) days after the Delivery Date (the “Warranty Period”), except to the extent such failure in the Building Systems to operate in good working order is caused by Tenant’s misuse or alterations to the Premises or failure to properly maintain the Building Systems as required by this Lease. If a non-compliance with such warranty exists at any time prior to the expiration of the Warranty Period, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, commence to rectify same at Landlord’s expense. If Tenant does not give Landlord written notice of a non-compliance on or before the expiration of the Warranty Period, correction of that non-compliance shall be the obligation of Tenant at Tenant’s sole cost and expense.

1.3          Compliance with Covenants, Restrictions and Building Code. Notwithstanding anything to the contrary contained in this Lease, Landlord warrants to Tenant that (a) the Premises comply with all Applicable Laws (as defined below) in effect (and as generally enforced) on the Delivery Date, and (b) if the Premises do not comply with such warranty, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, take such action, at Landlord’s expense (and not as an Operating Expense), as may be reasonable or appropriate to rectify the non-compliance to the extent required under Applicable Laws. Provided that unless such compliance is required or triggered as a result of Tenant’s specific use or Leasehold Improvements or Alterations to the Premises, Landlord shall, to the extent required by any governmental agency having jurisdiction, promptly comply, at Landlord’s cost and expense except as otherwise provided herein (i.e. reimbursement of Operating Expenses under Paragraph 3.2 below), with all Applicable Laws (including, without limitation, the ADA [as defined below] and all “path of travel” requirements) which require changes to the exterior areas of the Premises (i.e., located outside of the Building).

Tenant warrants that any improvements, the Leasehold Improvements, Alterations or Utility Installations (both, as defined below) (other than those constructed by Landlord or at Landlord’s direction) on or in the Premises, which are constructed or installed by Tenant (collectively, the “Tenant Improvements”), shall comply with all Applicable Laws (as defined in Paragraph 1.4 below) in effect (and as generally enforced) as of the construction thereof. If the Tenant Improvements or the Premises because of such Tenant Improvements do not comply with all Applicable Laws, Tenant shall, within thirty (30) days after receipt of written notice from Landlord or any governmental authority, take all necessary action to rectify the non-compliance. Landlord makes no warranty that the Permitted Use in Paragraph I of the Summary is permitted for the Premises under Applicable Laws.

1.4          Acceptance of Premises. Tenant acknowledges that it has made such investigations as it deems necessary with respect to the condition of the Premises (including, without limitation, the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements) and compliance with the Americans With Disabilities Act (the “ADA”) and all applicable Federal, State, County and City zoning, environmental, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, “Applicable Laws”) as of the Effective Date or otherwise in accordance with the provisions of Paragraph 39 below and the present and future suitability of the Premises for Tenant’s intended use and is satisfied with reference thereto, and assumes all responsibility therefor as the same relate to Tenant’s occupancy of the Premises and/or the terms of this Lease. Tenant acknowledges that neither Landlord nor any Landlord Representative has made any representations, warranty, estimation or promise of any kind or nature whatsoever relating to the physical condition of the Building or the Premises, and Tenant expressly warrants and represents that Tenant has relied solely on its own investigation and inspection of the Premises and the Building in its decision to enter into this Lease and let the Premises in an “AS-IS” condition.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

1.5          Tenant as Prior Owner/Occupant. Intentionally deleted.

1.6          Vehicle Parking. At no additional charge, Tenant shall be entitled to use all Parking Spaces in accordance with Paragraph C of the Summary.

2.            Term

2.1         Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in the Summary. After the Commencement Date, upon Landlord’s request, Tenant shall promptly execute a “Notice of Lease Term Dates” in the form attached hereto as Exhibit E to this Lease, which shall specify the Commencement Date, the Expiration Date and certain other matters specified therein. If Tenant fails to execute a Notice of Term Dates, such failure shall not affect Tenant’s obligation to commence paying Rent upon the occurrence of the Commencement Date.

2.2          Early Possession. Tenant shall be entitled to early occupancy of the Premises (as specified in Paragraph E of the Summary) for the purpose of installing the Leasehold Improvements and Tenant’s furniture, fixtures, equipment and otherwise preparing the Premises for Tenant’s occupancy and opening for and operating its business in the Premises; provided, however, that neither Landlord nor Tenant shall unreasonably interfere with the other with respect to (a) Landlord’s obligations set forth in Paragraph 1.2 and (b) Tenant’s rights set forth in the Leasehold Improvement Exhibit attached as Exhibit B to this Lease. Landlord and Tenant shall coordinate their respective work to be performed at the Premises during Tenant’s early occupancy. Tenant shall not be obligated to pay Base Rent or Tenant’s Share of Operating Expenses during such early possession period and prior to the Commencement Date. All other terms of this Lease, however (including, without limitation, the obligations to pay for all utilities and to carry the insurance required by Paragraph 7), shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Term.

2.3          Delay in Possession. Intentionally deleted.

2.4          Option to Extend. Tenant shall have two (2) options (each, an “Option” and, collectively, the “Options”) to extend the Term for a period of five (5) years each (each, an “Option Term” and, collectively, the “Option Terms”), which Options shall be exercisable by written notice delivered by Tenant to Landlord as provided in this Paragraph 2.4, provided that Tenant is not then in Breach under this Lease. The Options shall be exercisable only by the originally named Tenant under this Lease (the “Original Tenant”) or any Permitted Transferee and only if the Original Tenant and/or any Permitted Transfer is in possession of one hundred percent (100%) of the Premises.

(a)           Exercise of Option. The Options may be exercised by Tenant, if at all, by delivering written notice (the “Option Notice”) to Landlord not more than twelve (12) months, nor less than nine (9) months, prior to the expiration of the then Term, stating that Tenant is exercising an Option. In the event that Tenant fails to exercise an Option by timely written notice, the Options shall lapse and be of no further force or effect. Landlord, after receipt of Tenant’s notice, shall deliver notice (the “Option Rent Notice”) to Tenant within thirty (30) days of Landlord’s receipt of the Option Notice setting forth the “Option Rent,” as that term is defined in subparagraph (b) below, which shall be applicable to the Lease during the applicable Option Term. On or before the date ten (10) business days after Tenant’s receipt of the Option Rent Notice, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice by delivering written notice thereof to Landlord, in which case the Parties shall follow the procedure, and the Option Rent shall be determined, as set forth in subparagraph (c) below. If Tenant does not so object within such ten (10) business day period, the Option Rent applicable during the Option Term shall be the amount set forth in the Option Rent Notice and the Option Rent Notice shall be binding upon Tenant.

(b)          Option Rent. The Base Rent payable by Tenant during the Option Term (the “Option Rent”) shall be equal to the prevailing annual market rental value for comparable industrial space in the Vista industrial submarket with approximately ten percent (10%) to twenty percent (20%) of the square feet of the Premises improved for office use and the remainder for improved for warehouse and/or manufacturing use (including additional rent and considering any “base year” or “expense stop” applicable thereto), including all escalations, at which tenants, as of the commencement of the Option Term, are leasing non-sublease, non-renewal, non-encumbered, non-equity space in comparable buildings for a comparable term, but without any consideration to specialized capital improvements made to the Premises by Tenant at its sole cost and expense. The size of the Premise and the credit of Tenant shall also be considered in determining the Option Rent.

(c)           Determination of Option Rent. In the event Tenant timely and appropriately objects to the Option Rent, Landlord and Tenant shall attempt to agree upon the Option Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within ten (10) days following Tenant’s objection to the Option Rent (the “Outside Agreement Date”), then Tenant may give written notice to Landlord that either (1) Tenant is withdrawing its exercise of the Option (the “Revocation Notice”), in which event the Option shall be null and void and of no further force or effect, or (2) Tenant desires to have the Option Rent determined by appraisal pursuant to the procedures set forth in subparagraphs (i) through (iv) below (“Appraisal Notice”). If Tenant fails to give the Appraisal Notice or the Revocation Notice on or before the Outside Agreement Date, the Option Rent applicable during the Option Term shall be the amount set forth in the Option Rent Notice.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

(i)          Within ten (10) days after Landlord’s receipt of the Appraisal Notice in accordance with this Paragraph, Landlord and Tenant shall agree upon a list of three (3) independent, unaffiliated real estate brokers with at least ten (10) years’ full-time experience brokering commercial properties within ten (10) miles of the Industrial Center. Within five (5) days after agreement upon the list of brokers, Landlord and Tenant shall meet and each shall have the right to disqualify one (1) of the brokers until only one (1) broker (the “Arbitrator”) has not been disqualified by either Landlord or Tenant.

(ii)          Within fifteen (15) days after the appointment of the Arbitrator, the Parties shall each submit their determination of the Option Rent to the Arbitrator and the Arbitrator shall independently determine the Option Rent. The Option Rent shall equal the Option Rent submitted by Landlord or Tenant that is closest to the Option Rent determined by the Arbitrator. The Arbitrator shall not divulge to Landlord or Tenant the Option Rent determined by the Arbitrator until both Parties instruct it to do so in writing. The determination of the Arbitrator in accordance with this subparagraph (c) shall be final and binding on the Parties and a judgment may be rendered thereon in a court of competent jurisdiction.

(iii)         If the Parties fail to select the three (3) qualified brokers or the Arbitrator, either Landlord or Tenant by giving ten (10) days’ notice to the other Party, can apply to the American Arbitration Association office in the county in which the Premises is located for the selection of the Arbitrator who meets the qualifications stated in this Paragraph.

(iv)         The cost of arbitration shall be paid by Landlord and Tenant equally.

During the period requiring the adjustment of monthly Base Rent to Option Rent, Tenant shall pay, as monthly Base Rent pending such determination, one hundred five percent (105%) of the monthly Base Rent in effect for the Premises immediately prior to such adjustment; provided, however, that upon the determination of the Option Rent, Tenant shall pay Landlord the difference between the amount of monthly Base Rent Tenant actually paid and Option Rent immediately upon the determination of the Option Rent. Any amount of Base Rent Tenant has actually paid to Landlord which exceeds the Option Rent determined in accordance herewith shall be credited against Tenant’s future Option Rent obligations.

3.            Rent.

3.1          Base Rent. Tenant shall pay Base Rent and other rent or charges (collectively referred to from time to time as “Rent”), as the same may be adjusted from time to time, to Landlord in lawful money of the United States, without notice, offset or deduction, on or before the day on which it is due under the terms of this Lease. Rent for any period during the Term hereof which is for less than one (1) full month shall be prorated on the basis of a thirty (30) day month. Payment of Rent shall be made to Landlord at its address stated in, and in accordance with, the Rent Payment Instructions attached as Exhibit H to this Lease or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant (provided that in all events Tenant may at its election pay any Rent by electronic transfer). Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant hereby agree that for the four (4) month period commencing on April 1, 2021 and ending on July 31, 2021, the monthly Base Rent due hereunder shall be abated; provided, that (i) Tenant is at no time in Breach under any of the terms or provisions of this Lease, and (ii) Tenant agrees that notwithstanding the foregoing abatement of monthly Base Rent, Tenant shall observe and perform all of the other terms, covenants and provisions set forth in this Lease, including without limitation, payment of all other Rent required to be paid by Tenant under this Lease.

3.2          Operating Expenses. Tenant shall pay to Landlord during the Term hereof, in addition to the Base Rent, all Operating Expenses, as defined below, during each calendar year of the Term of this Lease, in accordance with the following provisions:

(a)           “Operating Expenses” are defined, for purposes of this Lease, as all costs incurred by Landlord relating to the ownership and operation of the Premises, including, without limitation, the following: (i) The costs of management, administration and operation of the Premises, including, without limitation, (A) a property management fee, accounting, and legal and accounting costs, (B) any fees or charges under any covenants, conditions and restrictions or reciprocal easement agreements recorded against the Premises and all fees, licenses and permits related to the ownership, operation and management of the Premises, and (C) the cost or repairs and replacements to the exterior areas of the Premises, including the parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, lighting facilities, fences and gates, and the roof; (ii) the cost of water systems serving the Premises, except to the extent paid directly by Tenant pursuant to Paragraph 10; (iii) security services (including security alarm systems and telephone lines), fire/life safety systems, including fire alarm and/or smoke detection, and the costs of any environmental inspections; (iv) Real Property Taxes (as defined in Paragraph 9.2) to be paid by Landlord under Paragraph 9 hereof; (v) the costs of the premiums for the insurance policies maintained by Landlord under Paragraph 7 hereof; (vi) any commercially reasonable deductible portion of an insured loss concerning the Premises (and notwithstanding anything to the contrary in this Lease, in no event shall Operating Expenses include any other deductible); (vii) replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to sound accounting principles (including interest on the un-amortized balance at eight percent per annum); and (viii) the cost of any capital improvements made to the Premises necessary in order to keep the Premises in good working order or which are intended to reduce the utility expenses of the Building and then only to the extent of the actual reductions, amortized over its useful life according to sound accounting principles (including interest on the un-amortized balance as is then reasonable in the judgment of Landlord’s accountants). The improvements, facilities and services identified in this Subparagraph 3.2(a) shall not impose an obligation upon Landlord to either have said improvements or facilities or to provide those services unless the Premises already has the same, Landlord already provides the services, or Landlord has agreed elsewhere in this Lease to provide the same.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

Notwithstanding the foregoing, Operating Expense shall not include (1) management fees in excess of three percent (3%) of the Base Rent due under the Lease, (2) costs incurred in connection with upgrading the Building to comply with Applicable Laws in effect and being generally enforced prior to the Effective Date, except to the extent such obligations are triggered by Tenant’s specific use of the Premises or Tenant Improvements in the Premises; provided, however, that a change in the manner for generally enforcing an existing law will be the equivalent of a new law, (3) except as permitted under subparagraph (vii) above with respect to Applicable Laws enacted (or generally enforced in a materially different manner) after the Effective Date, any capital expenditures relating to the structural portions of the roof (but not the roof membrane), foundation, concrete subflooring, structural components of the floor slab (not caused by Tenant’s excessive load beyond slab rating), structural columns, structural walls, exterior walls of the Building and underground utilities to the point of connection to the Building (collectively, “Structural Elements”), (4) the cost of any capital improvements except (collectively, “Permitted Capital Expenditures”): (A) as permitted under subparagraphs (vii) and (viii) above, subject to paragraph (2) above, and (B) which are intended to reduce the utility expenses of the Building and then only to the extent of the actual reductions, (5) reserves of any kind, (6) costs relating to any Hazardous Substance (as defined below) which was in existence in, on or under the Building or the Premises prior to the Delivery Date; and costs incurred to remove, remedy, contain, or treat Hazardous Substances, which Hazardous Substance is brought into the Building or onto the Premises after the date hereof by Landlord, (7) wages, salaries, benefits, office rent and any other direct costs associated with Landlord’s ownership or management of the Building, (8) original construction costs of the Premises and renovation prior to the date of this Lease and costs of correcting defects in such original construction or renovation, (9) interest, principal or any other payments under any mortgage or similar debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of rent under any ground lease or other underlying lease of all or any portion of the Premise, (10) depreciation, (11) salaries, wages, benefits and other compensation paid to officers and employees of Landlord, (12) general organizational, administrative and overhead costs, (13) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Premise to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis, (14) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Premise, (15) costs incurred in the sale or refinancing of the Premise, (16) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by any other person, (17) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building, and/or (18) penalties, fines, interest or other similar charges incurred by Landlord (A) due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of this Lease or any Applicable Laws, (B) incurred as a result of Landlord’s inability or failure to make payment of taxes and/or to file any tax or informational returns when due, or (C) due to the gross negligence or willful misconduct of Landlord or its employees, officers, directors, contractors or agents.

(b)          Operating Expenses shall be payable by Tenant within ten (10) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord’s option, however, an amount may be estimated by Landlord from time to time of annual Operating Expenses and the same shall be payable monthly or quarterly, as Landlord shall designate, during each twelve (12) month period of the Term, on the same day as the Base Rent is due hereunder. Landlord shall deliver to Tenant, within one hundred and twenty (120) days after the expiration of each calendar year or as soon thereafter as practicable, a reasonably detailed statement showing the actual Operating Expenses incurred during the preceding year. If Tenant’s payments under this Subparagraph 3.2(b) during said preceding year exceed the actual Operating Expenses as indicated on said statement, Landlord shall credit the amount of such over-payment against Operating Expenses next becoming due. If Tenant’s payments under this Subparagraph 3.2(c) during said preceding year were less than the actual Operating Expenses as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within ten (10) days after delivery by Landlord to Tenant of said statement.

(c)           Notwithstanding anything to the contrary set forth in this Paragraph 3.2, the aggregate “Controllable Operating Expenses” (as hereinafter defined) included in the Operating Expenses in any calendar year after the 2021 calendar year shall not exceed the “CAM Cap” (as hereinafter defined), but with no limit on the amount of Controllable Operating Expenses which may be included in the Operating Expenses incurred during the 2021 calendar year. For purposes of this Lease, (1) “Controllable Operating Expenses” shall mean all Operating Expenses except: (i) Real Property Taxes and all other taxes and assessments, (ii) costs of the premiums for the insurance policies maintained by Landlord under Paragraph 7 hereof, (iii) utility costs, and (iv) Permitted Capital Expenditures, and (2) “CAM Cap” shall mean (A) for the 2022 calendar year, 105% of the aggregate Controllable Operating Expenses included in the Operating Expenses for the 2021 calendar year (as adjusted to account for the partial calendar year occurring after the Commencement Date [i.e., increased by 33.33%]), and (B) for each calendar year thereafter, 105% of the aggregate Controllable Operating Expenses included in the Operating Expenses for the prior calendar year.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

(d)          After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such expenses for the previous one (1) calendar year, during Landlord’s reasonable business hours but not more frequently than once during any calendar year. Tenant may not compensate any such accountant on a contingency fee basis. The results of any such audit (and any negotiations between the Parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents or Tenant’s employees, accountants, real estate advisors, financial advisors and attorneys and as may be required by law or in any litigation or dispute arising out of such audit. Landlord and Tenant each shall use its commercially reasonable efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such expenses.

4.            Security Deposit. Tenant shall deposit with Landlord upon Tenant’s execution hereof the Security Deposit set forth in Paragraph H of the Summary as security for Tenant’s faithful performance of Tenant’s obligations under this Lease. If Tenant fails to pay Base Rent or other Rent or charges due hereunder before, beyond any applicable notice and cure period, or after the termination or expiration of this Lease, or otherwise is in Breach under this Lease (as defined in Paragraph 12.1), Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss or damage (including attorneys’ fees and costs) which Landlord may suffer or incur by reason thereof, whether foreseeable or unforeseeable, including to offset Rent which is unpaid either before or after the termination of this Lease.  If Landlord uses or applies all or any portion of the Security Deposit, Tenant shall, within ten (10) days after written request therefor, deposit monies with Landlord sufficient to restore the Security Deposit to the full amount required by this Lease. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Landlord shall, no later than 45 days after the expiration or earlier termination of the Term hereof and after Tenant has vacated the Premises, return to Tenant (or, at Landlord’s option, to the last approved assignee, if any, of Tenant’s interest herein, provided that Tenant’s interest in the Security Deposit has been transferred to such assignee), that portion of the Security Deposit not used or applied by Landlord. Unless otherwise expressly agreed in writing by Landlord, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Tenant under this Lease. Tenant waives any and all rights under (i) California Civil Code Section 1950.7, as amended or recodified from time to time, and any and all other laws, rules and regulations, now or hereafter in force, applicable to security deposits in the commercial context (“Security Deposit Laws”), and (ii) any and all rights, duties and obligations either Party may now or, in the future, will have relating to or arising from Security Deposit Laws.

5.            Use.

5.1          Use. Tenant shall use and occupy the Premises only for the Permitted Use set forth in Paragraph I of the Summary and for no other purpose. Tenant shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties. In no event may the Premises be used for any federal illegal related activities (e.g., drug-related business). Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises in violation of any Applicable Laws (subject to the provisions of Paragraph 39 below with respect to any covenants or restrictions of record entered into by Landlord after the Effective Date). Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now affecting the Land or permitted by the provisions of Paragraph 39 below. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of "Hazardous Substances," as that term is defined in Subparagraph 5.2 (a) of this Lease, except as permitted by Applicable Laws (subject to the provisions of Paragraph 39 below with respect to any covenants or restrictions of record entered into by Landlord after the Effective Date). Subject to the express provisions of this Lease, Tenant and its employees shall have access to the Premises twenty-four (24) hours per day, 365 days per year.

5.2          Hazardous Substances.

(a)           Reportable Uses Require Consent. The term “Hazardous Substance” as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, PCBs, crude oil or any products or by-products thereof. Tenant shall not engage in any activity in or about the Premises, which constitutes a Reportable Use (as defined below) of Hazardous Substances without the express prior written reasonable consent of Landlord and compliance in a timely manner (at Tenant’s sole cost and expense) with all Applicable Requirements (as defined in Paragraph 5.3). “Reportable Use” shall mean the installation or use of any above or below ground storage tank. Notwithstanding anything to the contrary contained in this Lease, Tenant shall provide prior written notice to Landlord of the following: (i) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (ii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Premises or neighboring properties.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

(b)          Duty to Inform Landlord. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises other than as previously disclosed to Landlord, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system) in violation of Applicable Laws (subject to the provisions of Paragraph 39 below with respect to any covenants or restrictions of record entered into by Landlord after the Effective Date).

(c)           Indemnification. Tenant shall indemnify, protect, defend and hold Landlord (with counsel approved by Landlord), its directors, officers, agents, partners, members, managers, employees, lenders and ground lessor, if any, and their respective successors and assigns (collectively, “Landlord Parties”) and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits, damage to property, personal injury and attorneys’ and consultants’ fees and costs (collectively, “Claims”) arising out of or involving any (i) Hazardous Substance brought, released or used or allowed to be brought, released or used on the Premises by Tenant or by anyone under Tenant’s control, or (ii) the breach of any term, condition, representation or warranty contained in this Paragraph 5. Tenant’s obligations under this Subparagraph 5.2 (c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants’ and attorneys’ fees and costs and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement. The provisions of this Paragraph 5.2(c) shall survive the expiration or earlier termination of this Lease.

(d)          Environmental Questionnaire Disclosure. Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord a Hazardous Substances Survey Form in substantially the form of Exhibit F attached hereto (“Survey Form”), and Tenant shall certify to Landlord that all information contained in the Survey Form is true and correct. Within ten (10) days following Tenant’s receipt of a written request from Landlord, Tenant shall update, execute and deliver to Landlord the Survey Form, as the same may be modified by Landlord from time to time.

(e)           Pre-Existing Conditions; Indemnification of Tenant. Notwithstanding anything in this Lease to the contrary, Tenant shall not be responsible for any Hazardous Substances existing on, in or under the Premises as of the date possession of the Premises is delivered to Tenant, except to the extent that Tenant exacerbates any such pre-existing condition in the Premises. Landlord shall indemnify, protect, defend and hold Tenant, its directors, officers, members, agents and employees harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Industrial Center by Landlord.

5.3          Tenant’s Compliance with Requirements. Tenant shall, at Tenant’s sole cost and expense, fully, diligently and in a timely manner, comply with all “Applicable Requirements,” which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord’s engineers and/or consultants, relating in any manner to Hazardous Substances and the Premises (including, without limitation, matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including air quality, soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within ten (10) days after receipt of Landlord’s written request, provide Landlord with copies of all documents and information, including, without limitation, permits, registrations, manifests, applications, reports and certificates, evidencing Tenant’s compliance with any Applicable Requirements specified by Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

5.4          Inspection; Compliance with Law. Landlord, Landlord’s agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises (“Lenders”) shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, upon at least one business day prior notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements, and Landlord shall be entitled to employ experts and/or consultants in connection therewith. The costs and expenses of any such inspections shall be paid by the Party requesting same, unless a Default or Breach of this Lease by Tenant or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Tenant, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination caused by Tenant. In such case, Tenant shall upon request reimburse Landlord or Landlord’s Lender, as the case may be, for the costs and expenses of such inspections.

6.            Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations

6.1          Tenant’s Obligations.

(a)           Subject to the provisions of Paragraphs 1.2 (Condition), 1.3 (Compliance with Covenants, Restrictions and Building Code), 6.2 (Landlord’s Obligations), 8 (Damage or Destruction), and 13 (Condemnation) (collectively, the “Maintenance Exclusions”), Tenant shall, at Tenant’s sole cost and expense and at all times, keep the Premises, Utility Installations and Alterations and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant’s use, any prior use, the elements or the age of such portion of the Premises), including, without limitation, all equipment or facilities, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, walls (interior and exterior), ceilings, roof drainage systems, floors, windows, doors, plate glass, skylights and signs located in, on, or adjacent to the Premises. Tenant shall keep the Premises clean at all times and contract directly for trash removal from the Premises and all utility services, including electricity, telephone, security, gas and water. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contract required by subparagraph (b) of this Paragraph 6.1. Subject to the Maintenance Exclusions, Tenant’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Subject to the Maintenance Exclusions, if an item cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Tenant at Tenant’s sole cost and expense. Tenant shall, during the term of this Lease, keep the exterior appearance of the Premises in a first-class condition (including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Premises.

(b)          Tenant shall, at Tenant’s sole cost and expense, procure and maintain a contract, with a copy to Landlord, in customary form and substance for and with a licensed contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. Such HVAC contract shall provide for the maintenance of the HVAC system not less than quarterly and replacement of the air filters not less than monthly. Such contractor shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed. Subject to the Maintenance Exclusions, Tenant shall make all repairs and replacements recommended by such contractor at Tenant’s sole cost and expense.

(c)           If Tenant fails to perform Tenant’s obligations under this Paragraph 6.1, Landlord may enter upon the Premises after ten (10) days’ prior written notice to Tenant (except in the case of an emergency, in which case no notice shall be required), to perform such obligations on Tenant’s behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 12.2 below.

6.2          Landlord’s Obligations. Subject to the provisions of Paragraphs 1.2 (Condition), 1.3 (Compliance with Covenants, Restrictions and Building Code), 3.2 (Operating Expenses), 5 (Use), 8 (Damage or Destruction) and 13 (Condemnation), and subject to the reimbursement requirements of Paragraph 3.2, Landlord, shall keep in good order, condition and repair the roof, foundation, floor slabs, exterior walls (including painting), the structural condition of interior bearing walls of the Premises, underground utilities to the point on connection to the Building, and the exterior areas of the Premises (i.e., landscaping, parking areas, sidewalks and driveways), including procuring and maintaining service contracts for the fire extinguishing systems, including fire alarm and/or smoke detection, landscaping and irrigation systems, roof covering and drains, and the basic utility feed to the perimeter of the Premises (the cost of such service contracts shall be included in Operating Expenses). Except as provided in this Paragraph 6.2 and Paragraphs 1.2, 1.3, 8 and 13, it is intended by the Parties hereto that Landlord have no obligation to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of Tenant. Notwithstanding the foregoing and subject to Tenant’s indemnification of Landlord as set forth in Paragraph 7.4 below, and without relieving Tenant of liability for any damage caused by Tenant or resulting from Tenant’s failure to exercise and perform good maintenance practices, if during the Original Term any major repairs or replacements to the Premises are required or necessary for the operation of the Premises which repair or replacement is the obligation of Tenant under Paragraph 6.1 above (which repairs or replacement is not caused by Tenant’s misuse or failure to maintain the Premises as required under this Lease, in which case Tenant shall be responsible for such repairs or replacement caused by misuse or failure to maintain the Premises) and the cost of which exceeds $100,000.00 (a “Major Repair or Replacement”), Landlord shall perform such Major Repair or Replacement and Tenant shall reimburse Landlord for the cost of such Major Repair or Replacement provided that such cost shall be amortized (including interest on the unamortized cost) over its useful life (but in no event less than five (5) years) as determined in accordance with Landlord’s sound accounting principles. Such reimbursement amount shall be added to Tenant’s Share of Operating Expenses and shall be paid concurrently with and in the same manner as Tenant’s Share of Operating Expenses and shall be deemed a Permitted Capital Expenditure. In the event that Tenant exercises an Option or otherwise extends the Term of this Lease, such extension shall be contingent upon Tenant’s continued payment of the amortized cost of the Major Repair or Replacement under this Paragraph 6.2 which relates to the term of such extension.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

6.3          Utility Installations, Trade Fixtures, Alterations.

(a)           Definitions; Consent Required. The term “Utility Installations” is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term “Trade Fixtures” shall mean Tenant’s machinery and equipment, which can be removed without doing damage to the Premises. The term “Alterations” shall mean any modification of the improvements on the Premises, which are made by Tenant, with Landlord’s prior written approval, under the terms of this Lease, other than Utility Installations or Trade Fixtures. “Tenant-Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Tenant that are not yet owned by Landlord pursuant to Subparagraph 6.4 (a). Except in accordance with the Leasehold Improvement Exhibit attached as Exhibit B to this Lease, Tenant shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. If Landlord fails to respond within (10) business days to any request for consent to any Alterations or Utility Installations from Tenant (including the receipt of any plans, if applicable), then Tenant may give to Landlord a second written notice, which written notice must contain the caption “Notice of Deemed Approval of Alterations,” reiterating the request that Landlord approve or disapprove of the Alterations and/or Utility Installations and stating that, if Landlord fails to do so within five (5) business days after the receipt by Landlord of such second notice from Tenant, Landlord shall be deemed to have approved the Alterations and/or Utility Installations. If Landlord fails to approve or disapprove the Alterations and/or Utility Installations within such five (5) business day period, Landlord shall be deemed to have approved the Alterations and/or Utility Installations. The provisions of this Paragraph 6.3 shall not apply to the Leasehold Improvements made by Tenant pursuant to the Leasehold Improvement Exhibit attached as Exhibit B to this Lease.

(b)          Consent. Any Alterations or Utility Installations that Tenant shall desire to make and which require the consent of Landlord shall be presented to Landlord in written form with detailed plans. All consents given by Landlord, whether by virtue of Subparagraph 6.3 (a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Tenant’s acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Landlord prior to commencement of the work thereon; and (iii) the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner. In connection with approving any Alterations or Utility Installations, Landlord shall have the right to reasonably approve Tenant’s contractor(s). Any Alterations or Utility Installations by Tenant during the Term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Landlord’s approval of the plans, specifications and working drawings for Tenant’s Alterations or Utility Installations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. In the event that Tenant makes any Alterations or Utility Installations, Tenant agrees to carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of such Alterations or Utility Installations, and such other insurance as Landlord may require and all of such Alterations or Utility Installations shall be insured by Tenant pursuant to Article 8 of this Lease. Upon completion of any Alterations or Utility Installations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Premises is located in accordance with Applicable Laws, and Tenant shall deliver to Landlord a reproducible copy of the “as built” drawings, and specifications therefor of the Alterations or Utility Installations. Landlord may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs One Million Dollars ($1,000,000.00) or more upon Tenant’s providing Landlord with such assurances to Landlord, including without limitation, posting a bond or establishing an escrow account, as Landlord shall require to assure payment of the costs thereof to protect Landlord and the Premises from and against any mechanic’s, materialmen’s or other liens. Tenant shall keep the Premises lien free. Tenant shall pay to Landlord all of Landlord’s actual and reasonable out-of-pocket third party costs incurred in conjunction with the review of Tenant’s proposed Alterations or Utility Installations within fifteen (15) days of Tenant’s receipt of an invoice therefor. Notwithstanding anything to the contrary in this Lease, Tenant may, at its election and without first obtaining Landlord’s consent but upon ten (10) business days’ prior notice to Landlord, make any Non-Material Alterations (as defined below) at Tenant’s sole cost and expense subject to the following: (a) Tenant complies with all Applicable Laws with respect to such Non-Material Alterations (subject to the provisions of Paragraph 39 below with respect to any covenants or restrictions of record entered into by Landlord after the Effective Date); (b) Tenant provides Landlord copies of all contracts, agreements, receipts, and all other related documentation immediately upon request; and (c) Tenant furnishes Landlord with a complete set of architectural plans and construction documents (if any), including all finish schedules and specifications and “as built” drawings (if applicable), with respect to such Non-Material Alterations. Tenant shall pay all costs and expenses incurred in connection with such Non-Material Alterations, including the cost of any space plans and architectural fees. Tenant shall directly hire all architects, engineers, contractors and subcontractors. “Non-Material Alterations” means alterations that (i) are interior and non-structural, (ii) do not exceed the cost of Two Hundred Fifty Thousand and No/100 Dollars ($250,000) in the aggregate in any 12-month period, (iii) do not require any application to a political jurisdiction for rezoning, general plan amendment, variance, or conditional use permit, (iv) do not affect the Building’s HVAC, MEP or similar systems, the entryways or elevators, the structural integrity of the Building or the exterior appearance of the Building, or (v) require a building permit.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

(c)           Lien Protection. Tenant shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days’ notice prior to the commencement of any work in, on, or about the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises and to record the same, as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend and protect itself, Landlord and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Landlord or the Premises. If Landlord shall require, Tenant shall furnish to Landlord a surety bond reasonably satisfactory to Landlord in an amount equal to one and one-half times the amount of such contested lien claim or demand pursuant to Applicable Laws, indemnifying Landlord against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord’s attorneys’ fees and costs in participating in such action if Landlord shall decide it is to its best interest to do so.

6.4          Ownership, Removal, Surrender, and Restoration.

(a)           Ownership. Subject to Landlord’s right to require their removal and to cause Tenant to become the owner thereof as hereinafter provided in this Paragraph 6.4, all Alterations and Utility Installations made to the Premises by Tenant shall be the property of and owned by Tenant, but considered a part of the Premises. Landlord may, at any time and at its option, elect in writing to Tenant to be the owner of all or any specified part of the Tenant-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 6.4 (b) hereof, all Tenant-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, automatically and without further action on the part of Landlord, become the property of Landlord and remain upon the Premises and be surrendered with the Premises by Tenant.

(b)          Removal. Unless otherwise agreed in writing, Landlord may require that any or all Tenant-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that Landlord may have consented to their installation. Concurrently with Tenant’s request for consent, Tenant may request in writing that Landlord determine whether such Alterations and/or Utility Installations will be required to be so removed and if Landlord does not require such removal when consent is given, Tenant shall not be obligated to remove the Alterations and/or Utility Installations at the expiration or earlier termination of this Lease. Landlord may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Landlord.

(c)           Surrender/Restoration. Tenant shall surrender the Premises by the end of the last day of the Term or any earlier termination date, clean and free of debris, with all Hazardous Substances removed from the Premises, and in good operating order, condition and state of repair as more particularly described in the Move Out Standards attached as Exhibit G to this Lease, normal wear and tear, casualty and Landlord’s obligations excepted, and shall provide Landlord with keys for all interior doors. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligations of Tenant shall include the repair of any damage occasioned by the installation, maintenance or removal of Tenant’s Trade Fixtures, furnishings, equipment, and Tenant-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Tenant, and the removal, replacement, or remediation of any air quality, soil, material or ground water contaminated by Tenant, all as may then be required by Applicable Requirements and/or customary real estate practices. Tenant’s Trade Fixtures shall remain the property of Tenant and shall be removed by Tenant subject to its obligation to repair and restore the Premises pursuant to this Lease. Notwithstanding anything to the contrary contained herein, on or before the Expiration Date or any earlier termination of this Lease, Tenant shall, at Tenant’s sole cost and expense and in compliance with the National Electric Code and other applicable laws, remove all electronic, fiber, phone and data cabling and related equipment that has been installed by or for the exclusive benefit of Tenant in or around the Premises (collectively, the “Cabling”); provided, however, Tenant shall not remove the Cabling if Tenant receives a written notice from Landlord at least fifteen (15) days prior to the expiration or earlier termination of this Lease authorizing all or any portion of the Cabling to remain in place, or if such Cabling will not unreasonably interfere with the leasing of the Premises or the next tenant’s use of the Premises, in which event the Cabling or portion thereof authorized by Landlord remain at the Premises shall be surrendered with the Premises upon expiration or earlier termination of this Lease.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

7.            Insurance; Indemnity.

7.1          Landlord’s Insurance. Landlord shall maintain "causes of loss - special form" property insurance covering the Premises against loss or damage resulting from fire and other insurable loss. Such insurance shall be on a 100% replacement cost basis. As reasonably determined by Landlord and subject to Tenant’s reimbursement of such costs in accordance with the terms of this Paragraph 7.1, Landlord shall also carry earthquake, terrorism, windstorm and/or other insurance covering the Premises at commercially reasonable rates. Landlord shall have the right to obtain flood insurance if the Premises is located within a 100-Year Flood Plain or in an identified “flood prone area” as classified by the U.S. Department of Housing and Urban Development or if required by any lender holding a security interest in the Premises. Landlord shall not obtain insurance for Tenant’s fixtures or equipment or other building improvements installed by Tenant on the Premises, including Trade Fixtures and Tenant-Owned Alterations and/or Utility Installations. During the Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount not to exceed eighteen (18) months of Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any commercially reasonable deductible amount under Landlord’s insurance policies maintained pursuant to this Paragraph 7.1 and any commercially reasonable self-insured retention amount. Tenant shall not do or permit anything to be done which invalidates any such insurance policies (provided that such insurance policies are consistent with the provisions of this Lease). Tenant shall pay all premiums for the insurance policies described in this Paragraph 7.1 within fifteen (15) days after Tenant’s receipt of a copy of the premium statement or other evidence of the amount due except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain. Alternatively, at Landlord’s election, Landlord shall estimate the insurance premiums required to be paid by Tenant under this Paragraph 7.1 and require that such premiums be paid to Landlord by Tenant monthly in advance as part of Operating Expenses in accordance with Paragraph 3.2 above. Such monthly payments shall be an amount equal to the amount of the estimated annual insurance premiums divided by the number of months remaining before the month in which said premiums become delinquent. When the actual amount of the insurance premiums are known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the insurance premiums. If the amount collected by Landlord is insufficient to pay such insurance premiums when due, Tenant shall pay Landlord, upon 10 business days written notice thereof, such additional sum as is necessary. If the Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant’s prorated share of the insurance premiums.

7.2          Tenant’s Insurance. At all times during the Term of this Lease, Tenant shall satisfy the insurance requirements set forth in Exhibit I to this Lease.

7.3          Waiver of Subrogation. Landlord and Tenant each hereby waives, on their behalf and on behalf of their respective insurance carriers, any claim which either Party might otherwise have against the other Party, arising out of loss or damage, including consequential loss or damage, to any property of such Party from any risk required to be insured against hereunder. Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys’ fees, resulting from the failure of either Party, respectively, to obtain the waivers required by this Paragraph 7.3.

7.4          Indemnity. Except to the extent caused by Landlord’s gross negligence or willful misconduct, Tenant shall indemnify, protect, defend and hold harmless the Premises, Landlord and Landlord Parties from and against any and all Claims arising out of, involving, or in connection with, the occupancy of the Premises by Tenant, the conduct of Tenant’s business, any act, omission or neglect of Tenant or the Tenant Parties, and out of any Default or Breach by Tenant in the performance in a timely manner of any obligation on Tenant’s part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated and/or reduced to judgment. In case any action or proceeding is brought against Landlord by reason of any of the foregoing matters, Tenant, upon notice from Landlord, shall defend the same at Tenant’s expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. The provisions of this Paragraph 7.4 shall survive the expiration or earlier termination of this Lease.

7.5          Exemption of Landlord from Liability. Except to the extent arising from the gross negligence or willful misconduct of the Landlord Parties, Landlord shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Tenant or the Tenant Parties or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Notwithstanding the negligence or breach of this Lease by either Party, except with respect to Lessee’s obligations pursuant to Paragraph 6.2 (“Hazardous Substances”) and Paragraph 26 (“No Right to Holdover”) of this Lease, under no circumstances shall either Party be liable for injury to the other Party’s business or for any loss of income or profit therefrom, provided that in no event shall Lessor be precluded from exercising its remedies under Paragraph 12.2 of this Lease.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

7.6          Failure to Provide Insurance. Following Landlord’s delivery of prior written notice to Tenant, and Tenant’s failure to cure within five (5) business days thereafter, Landlord shall have the right and option, but not the obligation, to maintain any or all of the insurance which is required in this Paragraph 7 to be provided by Tenant if Tenant fails to maintain the insurance required of Tenant in this Paragraph 7. All costs of Tenant’s insurance provided by the Landlord shall be obtained at Tenant’s expense.

8.            Damage or Destruction. If at any time during the Term the Premises are damaged by a fire or other casualty, Landlord shall notify Tenant as to the amount of time Landlord reasonably estimates it will take to restore the Premises. If the restoration time is estimated to exceed nine (9) months, Landlord may elect to terminate this Lease upon notice to Tenant. If Landlord does not elect to terminate this Lease, or if Landlord estimates that restoration will take nine (9) months or less, then Landlord shall, subject to delays arising from the collection of insurance proceeds or from events of Force Majeure, restore the Premises, excluding any Alterations. Tenant at Tenant’s expense shall promptly perform, subject to delays arising from the collection of insurance proceeds, or from Force Majeure events, all repairs or restoration not required to be done by Landlord. Notwithstanding the foregoing, either Party may terminate this Lease if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than two (2) months to repair such damage. Base Rent and Operating Expenses shall be abated for the period of repair and restoration commencing on the date of such casualty event in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises. Such abatement shall be the sole remedy of Tenant, and except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss accorded Tenant by any law currently existing or hereafter enacted, including without limitation, all rights pursuant to California Civil Code Sections 1932(2.), 1933(4.), 1941 and 1942 and any similar or successor laws. Landlord and Tenant agree that the provisions of this Paragraph 8 shall only apply when the Premises is physically damaged or the structural integrity of the Premises is degraded as a result of a fire or other casualty.

Within sixty (60) days after the date of the damage or destruction, Landlord shall provide Tenant with written notice (“Damage Repair Estimate”) of Landlord’s estimated assessment of the period of time for the repairs to be completed, based upon the opinion of Landlord’s architect. If the Damage Repair Estimate indicates that repairs are not reasonably expected to be completed within the 9 Month Period (as hereinafter defined), Landlord or Tenant shall be entitled to terminate this Lease by written notice to the other Party within fifteen (15) days of Landlord’s delivery of the Damage Repair Estimate to Tenant, in which event this Lease shall terminate as of the date designated in such notice (provided that such termination date shall not be later than sixty (60) days after such notice).

If Landlord does not elect to terminate this Lease under the terms of this Paragraph 8, but the damage required to be repaired by Landlord is not repaired within the period ending nine (9) months after the damage or destruction (the “9 Month Period”) (subject to extension for any delay caused by Force Majeure, provided that in no event shall such extension exceed 90 days), then Tenant (subject to the provisions of this Paragraph 8), within thirty (30) days after the end of such 9 Month Period, may terminate this Lease by written notice to Landlord, in which event this Lease shall terminate as of the date of receipt of the notice. Notwithstanding the foregoing, if Landlord is diligently proceeding to complete the repair of such damage, then Tenant shall not have the right to terminate this Lease if, prior to the expiration of the 9 Month Period, Landlord, at Landlord’s sole option, gives written notice to Tenant that the repairs will be completed within thirty (30) days after the end of such 9 Month Period, and the repairs are actually completed within such thirty (30) day period. If the repairs are not completed within thirty (30) days after the end of such 9 Month Period, then Tenant may terminate this Lease by written notice to Landlord. Such notice of termination shall be given within sixty (60) days after the end of such 9 Month Period, and shall be effective upon receipt thereof by Landlord. Notwithstanding the provisions of this Paragraph 8, Tenant shall have the right to terminate this Lease under this Paragraph only if there is no Breach then in effect.

9.            Real Property Taxes.

9.1          Payment of Taxes. Landlord shall pay the Real Property Taxes, as defined in Paragraph 9.2, applicable to the Premises, and except as otherwise provided in Paragraph 9.3, any such amounts shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 3.2.

9.2          Real Property Tax Definition. As used herein, the term “Real Property Taxes” shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Landlord in the Premises or any portion thereof, Landlord’s right to rent or other income therefrom, and/or Landlord’s business of leasing the Premises, including any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the Term of this Lease, including, without limitation, a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. Notwithstanding anything to the contrary contained in this Lease, Real Property Taxes shall not include excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Building and/or the Premises) or penalties incurred due to Landlord’s negligence or unwillingness to pay Real Property Taxes when due. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days, which such calendar year and tax year have in common. Each year, at Landlord’s election, Landlord may protest real property assessments. In the event Landlord elects to protest a real property tax assessment, Landlord may utilize the services of a tax consultant to protest the real property tax assessment. If as a result of the protest, the Real Property Taxes are lowered, and a tax consultant has been utilized in connection with the protest, Tenant agrees to pay, as additional rent during the Term, all fees payable to tax consultants in the manner set forth in this Lease, as long as there is a net benefit to Tenant from such lowering of Real Property Taxes.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

9.3          Tenant’s Property Taxes. Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or stored within the Premises. When possible, Tenant shall cause its Tenant-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant’s said property shall be assessed with Landlord’s real property, Tenant shall pay Landlord the taxes attributable to Tenant’s property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant’s property.

10.          Utilities. Tenant shall pay directly for all utilities and services supplied to the Premises, including, without limitation, electricity, telephone, security, gas, water, trash removal and cleaning of the Premises, together with any taxes thereon. There shall be no abatement of rent and Landlord shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service. Upon Landlord’s request, Tenant shall deliver to Landlord copies of all bills for separately metered utilities supplied to the Premises for the past twelve (12) month period within ten (10) days of Landlord’s request. At Landlord’s option, Landlord may maintain a telephone line or lines in Landlord’s name for a security alarm system and/or fire-life/safety system for the Premises, the cost of which shall be reimbursed by Tenant within ten (10) days of demand or estimated monthly and paid as part of Operating Expenses under Paragraph 3.2. Under no circumstances shall any public safety power shutoff (“PSPS”), planned maintenance outage or other power shutoff by SDG&E or any other utility provider render Landlord liable to Tenant for abatement of Rent. Notwithstanding anything to the contrary contained in this Lease, if the Premises are rendered unusable for the normal conduct of Tenant’s business and Tenant, in fact, ceases to use and occupy such portion of the Premises for the normal conduct of its business as a result of (a) any repair, maintenance, alteration or other work performed by Landlord (including those required or permitted by Landlord under this Lease), or which Landlord failed to perform, after the Commencement Date and required by this Lease, which substantially interferes with Tenant’s use of or ingress to or egress from the Building, the Building parking facility or the Premises, or (b) the failure or interruption of any essential utility service that is caused by the active negligence or willful misconduct or Landlord or any Landlord Parties and where restoration of such utility service is within the reasonable control of Landlord (in either case under subparagraph (a) or subparagraph (b) above, an “Abatement Event”), then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Landlord’s receipt of any such notice (the “Eligibility Period”), then the Base Rent and Tenant’s Share of Operating Expenses shall be abated or reduced, as the case may be, after the expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant’s Share of Operating Expenses for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies and conducts normal business operations in any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies and conducts normal business operations in such portion of the Premises.

11.          Assignment and Subletting.

11.1        Landlord’s Consent Required.

(a)           Tenant shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, “assign” or “assignment”) or sublet all or any part of Tenant’s interest or obligations in this Lease or in the Premises without Landlord’s prior written consent given under and subject to the terms of this Paragraph 11 and Paragraph 34, which Landlord shall not withhold unreasonably; provided, that it shall not be unreasonable for Landlord to withhold its consent if any of the following circumstances exist or may exist: (i) the transferee’s contemplated use of the Premises following the proposed assignment or subletting is different from the permitted use specified herein; (ii) in Landlord’s reasonable business judgment, the transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under the Lease; (iii) in Landlord’s reasonable business judgment, the present net worth of the transferee is not sufficient to meet the obligations under the assignment or sublease; (iv) intentionally deleted; (v) the proposed assignment or subletting would breach any covenant of Landlord in any financing agreement or other agreement relating to the Premises or otherwise; or (vi) the transferee requests an amendment to the Lease other than the identity of Tenant. “Net Worth” for purposes of this Lease shall be the tangible net worth of Tenant (not including goodwill as an asset and excluding any guarantors) established under generally accepted accounting principles consistently applied. A transfer of the ownership interests controlling Tenant shall be deemed an assignment of this Lease requiring Landlord’s consent unless such ownership interests are publicly traded. If Landlord fails to respond within (10) business days to any request for consent to any assignment or sublease from Tenant (including the receipt of any information reasonable requested by Landlord concerning such assignment or sublease, including a copy of such sublease or assignment and financial information of such transferee), then Tenant may give to Landlord a second written notice, which written notice must contain the caption “Notice of Deemed Approval of Assignment or Sublease,” reiterating the request that Landlord approve or disapprove of the assignment or sublease and stating that, if Landlord fails to do so within five (5) business days after the receipt by Landlord of such second notice from Tenant, Landlord shall be deemed to have approved the assignment or sublease. If Landlord fails to approve or disapprove the assignment or sublease within such five (5) business day period, Landlord shall be deemed to have approved the assignment or sublease.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

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(b)          Regardless of Landlord’s consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or subtenant of the obligations of Tenant under this Lease; (ii) release Tenant of any liabilities, obligations or covenants hereunder; nor (iii) alter the primary liability of Tenant for the payment of Base Rent and other sums due Landlord hereunder or for the performance of any other obligations to be performed by Tenant under this Lease.

(c)           An assignment of Tenant’s interest in this Lease or subletting of the Premises or any part thereof without Landlord’s specific prior written consent shall, at Landlord’s option, constitute a Default under this Lease.  In the event of any Default or Breach of Tenant’s obligation under this Lease, Landlord may proceed directly against Tenant, any Guarantors or anyone else responsible for the performance of the Tenant’s obligations under this Lease, including any subtenant, without first exhausting Landlord’s remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord.

(d)          “Permitted Transfer” means (a) an assignment of this Lease or a subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which controls (as defined below), is controlled by or is under common control with, Tenant), (b) an assignment of this Lease to an entity which acquires all or substantially all of the assets or interests (partnership, stock or other) of Tenant, (c) a transfer of stock or partnership or membership interests in Tenant to an entity which acquires all or substantially all of such stock or interests in a bona fide M&A transaction, (d) an assignment of this Lease to an entity which is the resulting entity of a merger or consolidation of Tenant, and (e) a sale or other transfer of corporate shares of capital stock (or any member interest if Tenant is a limited liability company) in Tenant in connection with either a bona fide financing for the benefit of Tenant or an initial public offering of Tenant’s stock on a nationally-recognized stock exchange (and, following any such public offering, the sale or transfer of any such shares shall be a Permitted Transfer) or any other transaction. The term “control” and similar phrases, as used in this subparagraph, means the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of more than fifty percent (50%) of the voting interest in, any person or entity. “Permitted Transferee” means (i) any transferee with respect to a Permitted Transfer pursuant to Clauses (a) or (b) above, and (ii) the resulting Tenant arising from or in connection with a Permitted Transfer pursuant to Clauses (c) or (d) above. Notwithstanding anything to the contrary in this Lease, a Permitted Transfer shall not be deemed an assignment, sublease or deemed assignment under this Lease, shall not require Landlord’s consent and shall not trigger the sharing of any Transfer Premium as set forth below, provided that (A) Tenant delivers ten (10) days prior written notice of such Permitted Transfer to Landlord or, if Tenant is unable to provide such ten (10) days prior notice due to confidentiality obligations, within ten (10) days following the closing of such Permitted Transfer, Tenant notifies Landlord of such Permitted Transfer and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such Permitted Transfer or such Permitted Transferee, (B) such Permitted Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease, (C) any Permitted Transferee assumes in writing all of Tenant’s obligations under this Lease. and (D) the Permitted Transferee shall have a Net Worth at least equal to the Net Worth of Tenant immediately prior to such Permitted Transfer. Except with respect to a Permitted Transfer pursuant to clauses (c) or (e) above, any Permitted Transferee in connection with a Permitted Transfer shall be deemed the original Tenant for all purposes of this Lease (including without limitation options to renew or expand, signage rights and roof rights).

11.2        Additional Terms and Conditions Applicable to Assignment and Subletting.

(a)           Landlord may accept any Rent or performance of Tenant’s obligations from any person other than Tenant pending approval or disapproval of an assignment. Except as expressly set forth above, neither a delay in the approval or disapproval of such assignment nor the acceptance of any Rent for performance shall constitute a waiver or estoppel of Landlord’s right to exercise its remedies for the Default or Breach by Tenant of any of the terms, covenants or conditions of this Lease.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

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(b)          The consent of Landlord to any assignment or subletting shall not constitute consent to any subsequent assignment or subletting by Tenant or to any subsequent assignment or subletting by the assignee or subtenant (provided that Landlord shall not unreasonably withhold consent to any such subsequent assignment or sublease subject to the terms of this Paragraph 11). However, Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

(c)           Should Tenant desire to enter into an assignment or subletting transaction, Tenant shall give notice thereof to Landlord by requesting in writing Landlord’s consent to such assignment or subletting at least twenty (20) days before the proposed effective date of any such assignment or subletting and shall provide Landlord with the following: (i) the full particulars of the proposed assignment or subletting transaction, including its nature, effective date, terms and conditions, and copies of any documents pertaining to such proposed transaction; (ii) a description of the identity, net worth and previous business experience of the transferee, including, without limitation, copies of transferee’s latest income, balance sheet and change-of-financial-position statements (with accompanying notes and disclosures of all material changes thereto) in audited form, if available, and certified as accurate by the transferee (which Landlord shall keep confidential); and (iii) any further information relevant to the transaction which Landlord shall have reasonably requested within ten (10) days after receipt of Tenant’s request for consent and all information specified above in Subparagraphs (i), (ii) and (iii). Each assignment or subletting to which Landlord has consented shall be evidenced by an instrument made in such written form as is satisfactory to Landlord and executed by Tenant and transferee. By such instrument, transferee shall assume all the terms, covenants and conditions of this Lease, which are obligations of Tenant. Tenant shall remain fully liable to perform its duties under this Lease following the assignment or subletting. Tenant shall pay Landlord a fee of $1,000.00 for Landlord’s review of any proposed assignment or subletting, whether or not Landlord consents to it. In addition, Tenant shall, on demand of Landlord, reimburse Landlord for Landlord’s reasonable costs, including legal fees, not to exceed $2,000.00, incurred in obtaining advice and preparing documentation for each assignment or subletting to which Landlord has consented.

(d)          If Landlord consents to an assignment or subletting, as a condition thereto which the Parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any “Transfer Premium,” as that term is defined in this Paragraph, received by Tenant from such assignee or subtenant. “Transfer Premium” shall mean all rent, additional rent or other consideration (including, without limitation, key money, bonus money or other cash consideration of any kind) payable by the assignee or subtenant to Tenant or any person or entity affiliated with Tenant in connection with the assignment or sublease in excess of the Base Rent under this Lease during the term of the assignment or sublease, deducting any documented marketing expenses, the cost of reasonable and customary improvements to the Premises required by such assignment or sublease, reasonable attorneys’ fees and commission expenses incurred by Tenant in connection with such assignment or sublease, but excluding loss of rent. The determination of the amount of Landlord’s applicable share of the Transfer Premium shall be made on a monthly basis as rent or other consideration is received by Tenant under the assignment or sublease.

12.          Default; Breach; Remedies.

12.1        Default; Breach. Tenant’s obligations to Landlord hereunder shall include any and all costs or expenses incurred by Landlord in conjunction with enforcing Landlord’s rights and remedies hereunder, including, without limitation, any attorneys’ fees or other legal expenses or costs associated therewith, and Landlord may include the cost of such services and costs in any notice of Default as rent due and payable to cure said default. A “Default” by Tenant is defined as a failure by Tenant to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Tenant under this Lease. A “Breach” by Tenant is defined as the occurrence of any Default, as described in subparagraphs (a) through (c) below, and, where a grace period for cure after notice is specified herein, the failure by Tenant to cure such Default prior to the expiration of the applicable grace period, and shall entitle Landlord to pursue the remedies set forth in Paragraphs 12.2 and/or 12.3:

(a)           The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises; provided, however, that Tenant shall not be deemed to have vacated or abandoned the Premises if it continues to timely pay all amounts due under this Lease, keeps the Premises secure, and otherwise maintains the Premises in accordance with this Lease.

(b)          The failure by Tenant to make any payment of Rent, Operating Expenses, or any other monetary payment required to be made by Tenant hereunder as and when due, the failure by Tenant to provide Landlord with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Tenant to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice thereof by or on behalf of Landlord to Tenant.

(c)           A Default by Tenant as to the terms or provisions of this Lease, or of the Rules and Regulations adopted under Paragraph 37 below that are to be observed, complied with, or performed by Tenant, other than those described in Subparagraphs 12.1(a) or (b) above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Landlord to Tenant; provided, however, that if the nature of Tenant’s Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Tenant if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

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12.2        Remedies. If Tenant fails to perform any affirmative duty or obligation of Tenant under this Lease, within ten (10) days after written notice to Tenant (or in case of an emergency, without notice), Landlord may at its option (but without obligation to do so), perform such duty or obligation on Tenant’s behalf, including, without limitation, obtaining reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Landlord shall be due and payable by Tenant to Landlord upon invoice therefor. If any check given to Landlord by Tenant shall not be honored by the bank upon which it is drawn, Landlord at its own option, may require all future payments to be made under this Lease by Tenant to be made only by cashier’s check. In the event of a Breach of this Lease by Tenant, with or without further notice or demand, and without limiting Landlord in the exercise of any right or remedy, which Landlord may have by reason of such Breach, Landlord may:

(a)           Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease and the Term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, without limitation, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Landlord in connection with this Lease applicable to the unexpired Term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Landlord to mitigate damages caused by Tenant’s Default or Breach of this Lease shall not waive Landlord’s right to recover damages under this Paragraph 12.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Landlord shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Landlord may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 12.1 (b) or (c) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Tenant under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 12.1 (b) or (c). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Tenant to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Landlord to the remedies provided for in this Lease and/or by said statute.

(b)          Continue the Lease and Tenant’s right to possession in effect (in California under California Civil Code Section 1951.4) after Tenant’s Breach and recover the Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations. Landlord and Tenant agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect Landlord’s interest under this Lease, shall not constitute a termination of Tenant’s right to possession.

(c)           Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located.

(d)          Even if an eviction moratoria exists, to the extent allowed by applicable law, Landlord shall have the right to continue this Lease in effect and bring an action to collect rent due under this Lease (including an action against any guarantors of Tenant’s obligations under this Lease) and otherwise exercise Landlord’s rights and remedies under this Lease including, but not limited to, Landlord’s right to apply or draw upon any security deposit or letter of credit delivered to Landlord pursuant to this Lease.

(e)           The expiration or termination of this Lease and/or the termination of Tenant’s right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the Term hereof or by reason of Tenant’s occupancy of the Premises.

12.3        Inducement Recapture in Event of Breach. Any agreement by Landlord for free or abated Rent or other charges applicable to the Premises, or for the giving or paying by Landlord to or for Tenant of any cash or other bonus, inducement or consideration for Tenant’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions” shall be deemed conditioned upon Tenant’s full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Tenant during the Term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Tenant, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any Rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Landlord under such an Inducement Provision shall be immediately due and payable by Tenant to Landlord, and recoverable by Landlord, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Tenant. The acceptance by Landlord of Rent or the cure of the Breach which initiated the operation of this Paragraph 12.3 shall not be deemed a waiver by Landlord of the provisions of this Paragraph 12.3 unless specifically so stated in writing by Landlord at the time of such acceptance.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

12.4        Late Charges. If any installment of rent or other sum due from Tenant shall not be received by Landlord or Landlord’s designee at the address stated in, and in accordance with, the Rent Payment Instructions attached as Exhibit H to this Lease, within five (5) business days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. Any postdated checks, two party checks, third party checks or any check from a party other than the Tenant named in this Lease will not be accepted and will be deemed late unless a check from Tenant is received within such five (5) day period. Tenant acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Notwithstanding the foregoing, Tenant shall not be obligated to pay such late charge for the first such late payment in any twelve (12) month period, provided that such payment is made within three (3) business days after notice from Landlord that such amount was not paid when due. The Parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s Default or Breach with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In addition to the late charge, in the event (i) any check is returned for insufficient funds, (ii) Landlord receives a check for an installment of rent at an address other than the address set forth in the Rent Payment Instructions attached as Exhibit H to this Lease, or (iii) Landlord receives a postdated check, a two party check, a third party check or any check for Rent from a party other than the Tenant named in this Lease, Tenant shall pay to Landlord, as additional rent, the sum of $50.00. In the event that more than one (1) check of Tenant is returned for insufficient funds in any twelve (12) month period, Landlord shall have the right to require that any or all subsequent payments by Tenant to Landlord be in the form of cashier’s or certified check drawn on an institution acceptable to Landlord, notwithstanding any prior practice of accepting payments in any different form.

13.          Condemnation. If any part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "Taking" or "Taken"), and the Taking would materially interfere with or impair Landlord’s ownership or operation of the Premises, then upon written notice by Landlord this Lease shall terminate and Base Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, the Base Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s Trade Fixtures. In no event shall any governmental action for the purpose of protecting public safety (e.g., to protect against acts of war, the spread of communicable diseases, or an infestation), including but not limited to, any order requiring businesses to close temporarily, be considered a Taking requiring government compensation or entitling Tenant to abatement of rent or any other remedy.

14.          Brokers. The Broker(s) named in Paragraph J of the Summary is/are the procuring cause of this Lease. Tenant and Landlord each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph J of the Summary in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder’s fee in connection with said transaction. Tenant and Landlord do each agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys’ fees reasonably incurred with respect thereto.

15.          Estoppel Certificate and Financial Statements.

15.1        Estoppel Certificate. Within ten (10) days after written notice from Landlord, Tenant shall execute and deliver to Landlord a certificate stating such matters reflecting the status of this Lease or the Premises as Landlord or Landlord’s lender, purchaser or ground lessor may reasonably request. If Tenant shall fail to deliver such certificate within said ten (10) day period, such failure shall constitute a Default under this Lease and, at Landlord’s option, any representation of Landlord respecting the matters covered by such certificate shall be conclusively presumed to be accurate. Any such election by Landlord shall not cure Tenant’s default, and Tenant shall continue to be obligated to deliver such certificate. Upon the written request from Tenant, Landlord shall promptly furnish a similar commercially reasonable estoppel certificate to Tenant.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

15.2        Financial Statements. Within ten (10) days of Landlord’s request, Tenant and all Guarantors shall deliver to Landlord and any potential lender or purchaser designated by Landlord such financial statements of Tenant and such Guarantors as may be reasonably required by Landlord and/or such lender or purchaser, including, without limitation, Tenant’s financial statements for the past three (3) years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

16.          Landlord’s Liability. The term “Landlord” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Landlord’s title or interest in the Premises or in this Lease, Landlord shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Landlord at the time of such transfer or assignment. Upon such transfer or assignment and delivery of the Security Deposit, the prior Landlord shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by Landlord. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by Landlord shall be binding only upon Landlord as hereinabove defined. In no event shall the obligations of Landlord under this Lease constitute personal obligations of the Landlord Parties, and Tenant expressly waives such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Further, Tenant, for satisfaction of any liability of Landlord under this Lease, may seek recourse only against Landlord’s interest in the Premises and shall not seek recourse against Landlord’s other assets or against the Landlord Parties.

17.          Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

18.          Interest on Past-Due Obligations. Any monetary payment due Landlord hereunder, other than late charges, not received by Landlord within ten (10) days following the date on which it was due, shall bear interest from the date due at the rate of ten percent (10%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 12.4.

19.          Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

20.          Rent Defined. All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be “Rent.”

21.          No Prior or Other Agreements. This Lease (including all exhibits and addenda) contains all agreements, representations and warranties between the Parties with respect to any matter mentioned herein and supersedes and cancels any and all previous negotiations, arrangements, brochures, marketing materials, agreements and understandings, if any, and no other prior or contemporaneous agreement or understanding (whether verbal or written) shall be effective. Landlord and Tenant hereby acknowledge that the Storage License Agreement dated as of September 24, 2020 between Landlord and Tenant is terminated by the execution of this Lease. This Lease may not be modified, deleted or added to except by a writing signed by the Parties hereto. The Parties acknowledge that (i) each Party and/or its counsel have reviewed and revised this Lease, and (ii) no rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall be employed in the interpretation or enforcement of this Lease.

22.          Notices. All notices required or permitted by this Lease shall be in writing and shall be and deemed duly served or given when actually delivered (or if attempted but refused delivery), if personally delivered or delivered by overnight courier (including delivery by FedEx, which confirms delivery in writing), and shall be deemed sufficiently given if served in a manner specified in this Paragraph 22. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day. The addresses noted adjacent to a Party’s signature on this Lease (including “copy to” addresses) shall be that Party’s address for delivery or mailing of notices, provided that either Party may designate other addresses for notices by written notice to the other Party. Either Party may by written notice to the other specify a different address for notice purposes.

23.          Waivers. No waiver by either Party of the default of any term, covenant or condition hereof by the other Party, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent default by the other Party of the same or any other term, covenant or condition hereof. Regardless of Landlord’s knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Landlord shall not be a waiver of any Default or Breach by Tenant of any provision hereof. Any payment given Landlord by Tenant may be accepted by Landlord on account of moneys or damages due Landlord, notwithstanding any qualifying statements or conditions made by Tenant in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Landlord at or before the time of deposit of such payment.

24.          Recording. Tenant shall not record this Lease or any memorandum of this Lease.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

25.          No Right to Holdover. Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Tenant holds over in violation of this Paragraph 25, the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to (a) for the first two (2) months of such holdover, one hundred twenty five percent (125%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination, and (b) thereafter, one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Additionally, in the event that upon the expiration or earlier termination of the Lease, and following written notice from Landlord to Tenant and Tenant’s failure to cure within ten (10) business days thereafter, Tenant has not fulfilled its obligation with respect to restoration, repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, Landlord shall have the right to perform any such obligations as it deems necessary at Tenant’s sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this Paragraph 25 shall apply. Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from Tenant’s holding over for more than thirty (30) days after the expiration or earlier termination of this Lease, including, without limitation, the cost of unlawful detainer proceedings instituted by Landlord against Tenant, and provided that Landlord has given Tenant thirty (30) days prior written notice that it has entered into a lease of the Premises with a new tenant and Tenant fails to surrender possession of the Premises within such thirty (30) day period, increased construction costs to Landlord as a result of Landlord’s inability to timely commence construction of improvements for a new tenant for the Premises, lost profits that results from Landlord’s inability to timely deliver the Premises to such new tenant, and any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom. Nothing contained herein shall be construed as consent by Landlord to any holding over by Tenant.

26.          Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27.          Covenants and Conditions. All provisions of this Lease to be observed or performed by Tenant are both covenants and conditions.

28.          Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Tenant expressly agrees that any and all disputes arising out of or in connection with this Lease shall be litigated only in the Superior Court of the State of California for the county in which the Premises are located (and in no other), and Tenant consents to the jurisdiction of said court.

29.          Subordination; Attornment; Non-Disturbance.

29.1        Subordination. This Lease and any Option granted hereby shall automatically be subject and subordinate to any ground lease, mortgage, deed of trust, or other security device or amendment or modification thereto (collectively, “Security Device”), now or hereafter placed by Landlord upon the Land and to all amendments, renewals and extensions thereof. Tenant agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease, but that in the event of Landlord’s default with respect to any such obligation, Tenant will give any Lender whose name and address have been furnished Tenant notice of Landlord’s default. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

29.2        Attornment. Subject to the non-disturbance provisions of Paragraph 29.3, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Tenant might have against any prior landlord, or (iii) be bound by prepayment of more than one month’s rent.

29.3        Non-Disturbance. With respect to Security Devices entered into for the first time (as opposed to amendments or modifications to existing Security Devices) by Landlord after the execution of this Lease, Tenant’s subordination of this Lease shall be subject to receipt of an assurance (a “Non-Disturbance Agreement”) from the Lender that Tenant’s possession and this Lease, including any options to extend the Term hereof, will not be disturbed so long as Tenant is not in Breach hereof and attorns to the record owner of the Premises. Landlord shall use commercially reasonable efforts to obtain a Non-disturbance Agreement from any Lender currently holding an existing Security Device against the Premises on such Lender’s standard subordination, non-disturbance and attornment agreement form within sixty (60) days of the mutual execution and delivery of this Lease.

29.4        Self-Executing. The agreements contained in this Paragraph 29 shall be effective without the execution of any further documents; provided, however, that upon written request from Landlord or a Lender in connection with a sale, financing or refinancing of Premises, Tenant shall, within ten (10) days following the date of such request, execute such further commercially reasonable writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

30.          Attorneys’ Fees. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (defined below) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term “Prevailing Party” shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys’ fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. Landlord shall be entitled to attorneys’ fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

31.          Landlord’s Access; Showing Premises; Repairs. Landlord and Landlord’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon at least one business day prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises, as Landlord is required to make under this Lease, including the right to take photographs of the Premises in connection with such entry. Landlord may at any time place on or about the Premises any ordinary “For Sale” signs and Landlord may at any time during the last three hundred sixty-five (365) days of the Term hereof place on or about the Premises any ordinary “For Lease” signs. All such activities of Landlord shall be without abatement of rent or liability to Tenant.

32.          Signs. Tenant shall not place any sign upon the exterior of the Premises, except that Tenant may, with Landlord’s prior written consent and at Tenant’s sole cost and expense, install (but not on the roof) such signs as are reasonably required to advertise Tenant’s own business so long as such signs are in a location designated by Landlord and comply with Applicable Requirements and the signage criteria established for the Premises by Landlord. Notwithstanding the foregoing, at Tenant’s sole cost and expense, Tenant shall have the right to install (a) a Building top sign on the exterior of the Building, (b) eyebrow signage on the exterior of the Building, (c) signage adjacent to the main entrance to the Premises, and (d) a monument sign, which signage shall consist solely of the name “Cue Health” and/or its logo, subject to Landlord’s prior approval of such signage in accordance with the following provisions and Tenant’s compliance with the other provisions of this Paragraph 32. The location, quality, design, style, lighting and size of such signage shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such signage shall comply with all applicable laws, statutes, regulations, ordinances and restrictions, including but not limited to, any permit requirements. Tenant shall install and maintain said signage in good condition and repair at its sole cost and expense during the entire Term. The installation of any sign on the Premises by or for Tenant shall be subject to the provisions of Paragraph 6 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

33.          Termination; Merger. Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Breach by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord’s failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord’s election to have such event constitute the termination of such interest.

34.          Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld, conditioned or delayed. Landlord’s actual third party out-of-pocket costs and expenses (including, without limitation, architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of, or response to, a request by Tenant for any Landlord consent pertaining to this Lease or the Premises, including, without limitation, consents to an assignment or subletting or the presence or use of a Hazardous Substance, shall be paid by Tenant to Landlord upon receipt of an invoice therefor.

35.          Use of Drones. Landlord acknowledges that Tenant may use a drone or similar device for fly-over photography or video from time to time and that such activity is not prohibited by Landlord, provided that such activities are at all times performed in accordance with Applicable Laws (subject to the provisions of Paragraph 39 below with respect to any covenants or restrictions of record entered into by Landlord after the Effective Date) and that Tenant shall hold Landlord and the Landlord Parties harmless from and indemnify, protect and defend Landlord and the Landlord Parties against all Claims caused by or arising out of such activities under this Paragraph 35.

36.          Quiet Possession.  Upon payment by Tenant of the Rent for the Premises and the performance of all of the covenants, conditions and provisions on Tenant’s part to be observed and performed under this Lease, and unless specifically provided herein, Tenant shall have quiet possession of the Premises for the entire Term hereof subject to all of the provisions of this Lease.

37.          Rules and Regulations. Tenant agrees that it will abide by, and keep and observe all reasonable rules and regulations (“Rules and Regulations”) which Landlord may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order. The current Rules and Regulations for the Premises are attached hereto as Exhibit D.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

38.          Security Measures. Tenant acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant and the Tenant Parties and their property from the acts of third parties and shall install, at Tenant’s sole cost and expense, any and all necessary security devices.

39.          Reservations. Landlord reserves the right, from time to time, to grant, without the consent or joinder of Tenant, such easements, rights of way, utility raceways, and dedications that Landlord deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not unreasonably interfere with (a) Tenant’s use of, or access to or from, the Premises, (b) Tenant’s parking rights under this Lease, (c) Tenant’s signature rights under this lease, and/or (d) Tenant’s roof rights under this Lease. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easement rights, dedication, map or restrictions.

40.          OFAC Compliance. Each Party represents, warrants and covenants to the other Party that neither they are not, and, after making due inquiry, that no person or entity that owns a 10% or greater equity interest in or otherwise controls such Party, nor any of their respective officers, directors or managing members, (i) is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List or any similar list) or under any statute, executive order (including Executive Order 13224 (the “Executive Order”) signed on September 24, 2001 and entitled “Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism”), or other governmental action, (ii) is currently subject to any U.S. sanctions administered by OFAC, (iii) is in violation of the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders promulgated thereunder (as amended from time to time, the “Money Laundering Act”) and none of the activities of such person violate the Money Laundering Act, and (iv) that throughout the term of this Lease Tenant shall comply with the Executive Order and with the Money Laundering Act.

41.          Inspection by a CASp in Accordance with Civil Code § 1938. Pursuant to California Civil Code Section 1938, Landlord is required to inform Tenant whether the Premises has undergone inspection by a Certified Access Specialist (“CASp”) to determine whether the Premises meets all applicable construction-related accessibility standards pursuant to Section 55.53 of the California Civil Code. Landlord informs Tenant that the Premises have not been so inspected by a CASp and Tenant acknowledges that the Premises has not undergone inspection by a CASp. As required by Section 1938(e) of the California Civil Code, Landlord states as follows: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." Landlord and Tenant agree that any CASp inspection requested by Tenant shall be conducted at Tenant’s sole cost and expense and any repairs within the Premises to correct violations of construction-related accessibility standards disclosed by any CASp inspection requested by Tenant shall be performed at Tenant’s sole cost and expense.

42.          Force Majeure. Except for Tenant’s obligation to pay rent and other monetary obligations under this Lease, the parties shall not be held responsible for delays in the performance of their obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, permitting delays, inspection delays, the inability to obtain or unavailability of services, labor, or materials or reasonable substitutes therefor, failure of power or utilities, governmental actions, orders or declarations, eviction moratoria, riots, insurrection, civil commotion, sabotage, vandalism, explosion, war, natural or local emergency, including public health emergencies, pandemics, epidemics or other outbreaks of virus or disease, fire, flood, severe weather or other casualty, or any other cause beyond the reasonable control of the party obligated to perform, whether foreseen or unforeseen and including events that may or may not be related to the events enumerated herein (“Force Majeure”).

43.          Authority. If either Party hereto is a corporation, limited liability company, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Tenant is a corporation, limited liability company, trust or partnership, Tenant shall, within five (5) days after request by Landlord, deliver to Landlord evidence satisfactory to Landlord of such authority.

44.          Conflict. Any typewritten or handwritten provisions that have been initialed by both Parties shall control any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

45.          Offer; Counterparts; Facsimile, Electronic and Emailed Signatures. Preparation of this Lease by either Landlord or Tenant or Landlord’s agent or Tenant’s agent and submission of same to Tenant or Landlord shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto. This Lease may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement. A signed copy of this Lease transmitted by facsimile, email, DocuSign or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Lease for all purposes.

46.          Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Tenant’s obligations hereunder, Tenant agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

47.          Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Landlord or Tenant, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant.

48.          Construction. Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the Parties and are not a part of the Lease. Whenever required by the context of this Lease, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Lease shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties had prepared the same and, consequently, any inconsistencies or ambiguities herein shall not be interpreted against either Party as the drafter of the Lease. Unless otherwise indicated, all references to paragraphs and subparagraphs are to this Lease. All exhibits referred to in this Lease are attached and incorporated by this reference. Tenant agrees that Tenant shall not disclose any of the economic terms of this Lease to any person or entity not a party to this Lease, nor shall Tenant issue any press releases or make any public statements relating to the terms or provisions of this Lease; provided, however, Tenant may make necessary disclosures to potential lenders, attorneys, accountants and space planning consultants, and/or as may be required by applicable Laws or court order, so long as such Parties agree to keep all of the economic terms of this Lease strictly confidential. The obligation of Tenant set forth in this paragraph shall survive the expiration or any earlier termination of this Lease.

49.          Waiver of Redemption and Common Law Defenses by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing (a) to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease, and (b) to disavow the effectiveness of this Lease or claim that Tenant is excused from Tenant’s obligations with regard to Rent and other charges to be paid by Tenant pursuant to this Lease based on any common law doctrines of frustration of purpose or impracticability or impossibility of performance regardless of the occurrence of events making performance of Tenant’s obligations under this Lease unprofitable, less profitable or more difficult, including the unavailability of a particular source of funds. Waiver of Redemption by Tenant.

50.          Waiver of Trial by Jury. LANDLORD AND TENANT, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS LEASE, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS LEASE OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, LANDLORD AND TENANT HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

51.          Roof Equipment. Provided that this Lease is then in full force and effect Tenant shall be permitted, subject to approval by all applicable governmental authorities and compliance with all covenants, conditions and restrictions recorded against the Premises and Applicable Laws, to install, maintain and operate a satellite dish or dishes, antenna, supplemental heating, ventilation and air-conditioning equipment or other communication equipment or Building systems equipment on the roof of the Building (collectively, the “Roof Equipment”), the size, weight and precise location of which shall be subject to Landlord’s prior written approval not to be unreasonably withheld, conditioned or delayed, and pursuant to plans, all of which have been approved in writing by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), at Tenant’s sole cost and expense. Tenant shall obtain Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, to any roof penetrations and any such penetrations permitted by Landlord shall be performed by Landlord’s contractors at Tenant’s expense. The installation, maintenance and operation of the Roof Equipment shall be in accordance with the provisions of this Lease and shall be performed at Tenant’s sole cost and expense. Tenant will ensure that the Roof Equipment, and each part of them, will be installed by licensed contractors in accordance with all federal, state and local rules and building codes. Tenant will obtain, at its sole cost and expense, all Federal Communications Commission and other licenses or approvals required to install and operate the Roof Equipment and shall repair any and all damage to the Building (including, but not limited to, the roof of the Building) caused as a result of Tenant’s installation of the Roof Equipment. The Roof Equipment is and shall remain the property of Tenant or Tenant’s assignee, transferee or sublessee, and Landlord and Tenant agree that the Roof Equipment is not, and installation of the Roof Equipment at the Building shall not cause the Roof Equipment to become, a fixture pursuant to this Lease or by operation of law. Tenant shall not be entitled to receive any income from any third-party individual or entity for the use of the Roof Equipment. Tenant shall be responsible for the operation, repair and maintenance of the Roof Equipment during the Term, at Tenant’s sole cost and expense, and upon the expiration or other termination of this Lease, Tenant shall remove the Roof Equipment and repair any and all damage to the Building (including, but not limited to, the roof of the Building) caused as a result of such removal. In the event Landlord repairs or replaces the roof during the Lease Term, Tenant will relocate or, if necessary, remove the Roof Equipment from the roof at Tenant’s sole cost upon receipt of written request from Landlord. Landlord shall use commercially reasonable efforts to avoid the relocation or removal of the Roof Equipment during any such repair or replacement of the roof. Tenant shall be able to place the Roof Equipment on the roof, at Tenant’s sole cost and expense, after Landlord completes repairing or replacing the roof. Landlord may have its representative present at the installation or any reinstallation of the Roof Equipment. The Roof Equipment shall be included within the coverage of all insurance policies required to be maintained by Tenant under the Lease and Tenant shall obtain at its cost all permits required by governmental authorities for the Roof Equipment. The Roof Equipment shall be used solely in connection with the business operations in the Premises, and shall not be used by any party who is not a tenant of the Premises.

THE PARTIES HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

THIS LEASE HAS BEEN PREPARED FOR YOUR ATTORNEY’S REVIEW AND APPROVAL. EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PREMISES AS TO THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. AN ATTORNEY FROM THE STATE WHERE THE PREMISES IS LOCATED SHOULD BE CONSULTED.

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Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18

The Parties hereto have executed this Lease as of the Effective Date.

LANDLORD

WESTCORE CG COMMERCE, LLC,

a Delaware limited liability company

By: Westcore CG Venture, LLC,

       a Delaware limited liability company,

       its Sole Member

       By: Westcore Realty Investments, LLC,

              a Delaware limited liability company,

              its Operations Member

              By:       Westcore Realty, LLC,

a Delaware limited liability company,

its Sole Member

By:        /s/ Don Ankeny
Name:   Don Ankeny
Title:     Authorized Officer

Address:

c/o Westcore
4350 La Jolla Village Drive, Suite 900

San Diego, CA 92122
Telephone: [***]
Facsimile: [***]

With a copy to:

Ziontz & Radick LLP

233 Wilshire Boulevard, Suite 600

Santa Monica, CA 90401

TENANT

CUE HEALTH INC.,

a Delaware corporation

By:          /s/ Ayub Khattak
Name:    Ayub Khattak
Title:      Chief Executive Officer

Address:

4980 Carroll Canyon Road, Suite 100
San Diego, California 92121
Attention: Ayub Khattak

Telephone: [***]
Email: [***]

Tenant’s Initial  /s/ AK

Landlord’s Initial  /s/ DA

Rev.04/18